Other operating expense	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Other operating expense	Other operating expense:

	December 31, 2022	December 31, 2021
Net impairment loss on trade receivables	$73	$54
Impairment loss allowance	—	—
Restructuring and related costs	5,317	156
Acquisition related costs	2,857	2,115
	$8,247	$2,325
During the year ended December 31, 2022, the Corporation recorded a net impairment loss on trade receivables of $73,000 (2021 - $54,000), consisting primarily of various miscellaneous receivables no longer deemed collectible. In the event that the Corporation recovers any amounts previously recorded as impairment losses, the recovered amount will be recognized as a reversal of the impairment loss in the period of recovery.
During the year ended December 31, 2022, total restructuring and related charges of $5,317,000 were comprised of: cost reduction initiatives of $482,000 (2021 - $156,000) and additional charges of $4,835,000 (2021 - $nil) related to the post-acquisition restructuring of operations at Ballard Motive Solutions in the UK (note 7) including contract exit and modification costs, grant adjustment charges, personnel change costs, and legal and advisory costs, net of expected recoveries.
Acquisition related costs of $2,857,000 (2021 - $2,115,000) for the year ended December 31, 2022 consist primarily of other legal, advisory, and transaction related costs incurred due to certain corporate development activities.